SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  -----------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 1, 2002



                Trust Certificates (TRUCs), Series 2001-3 Trust
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


       New York                           333-58504-03         13-7295203
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(State or other jurisdiction           (Commission            (I.R.S. employer
     of incorporation)                 file number)        identification no.)
         c/o U.S. Bank Trust National Association.
         100 Wall Street, Suite 1600
         New York, New York                                         10005
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(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code (212)-361-2459
                                                   --------------


                        ______________________________N/A _____________________
         (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

1. Trustee's Report in respect of the June 1, 2002 Distribution Date


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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Trust Certificates (TRUCs), Series 2001-3 Trust
                          By:   U.S. Bank Trust National Association,
                                not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2001-3 Trust



                           By: /s/ Marlene J. Fahey
                               --------------------
                           Name:   Marlene J. Fahey
                           Title:  Vice President


Dated: June 7, 2002


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                                 EXHIBIT INDEX


Exhibit                                                                 Page
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1. Trustee's Report in respect of the June 1, 2002 Distribution Date       5